Exhibit 10.3
AMENDMENT NO. 2 TO
CHANGE OF CONTROL AGREEMENT
     THIS AMENDMENT NO. 2 TO CHANGE OF CONTROL AGREEMENT (the “Amendment”) is dated as of July 29, 2008, by and between Exterran Holdings, Inc. (the “Company) and Norman A. McKay (“Executive”).
RECITALS:
     1. Hanover Compressor Company and Executive entered into a Change of Control Agreement dated as of July 29, 2005 and Amendment No. 1 to Change of Control Agreement dated as of August 30, 2007 (as so amended, the “Agreement”).
     2. The Company has assumed Hanover Compressor Company’s obligations under the Agreement.
     3. The Company and Executive wish to amend the Agreement.
     NOW, THEREFORE, the parties agree to, and hereby do, amend Section 11 of Annex I of the Agreement to replace the phase “first anniversary of such Change of Control” with the phrase “second anniversary of such Change of Control.”
     Except as otherwise expressly amended by this Amendment, the terms and provisions of the Agreement are hereby confirmed and ratified and remain in full force and effect.
     The parties have executed this Amendment effective as of the date first set forth above.

EXTERRAN HOLDINGS, INC.		EXECUTIVE

By:	/s/ STEPHEN A. SNIDER	By:	/s/ NORMAN A. MCKAY

	Stephen A. Snider		Norman A. McKay